Exhibit 99.1

Forward-Looking Statement This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) Hudson City Bancorp, Inc.'s "Hudson City" or "HCBK") plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as "may", "believe", "expect", "anticipate", "should", "plan", "estimate", "predict", "continue", "potential", or words of similar meaning. Factors that could cause actual results to differ materially from those expressed in the forward- looking statements are discussed in Hudson City's 2008 Annual Report on Form 10-K and the June 30, 2009 Form 10-Q both filed with the Securities and Exchange Commission and are available at the SEC's Internet site (http://www.sec.gov) or through our Internet site (http://www.hcbk.com). Any or all of the forward-looking statements in this presentation and in any other public statements made by Hudson City may turn out to be wrong. They can be affected by inaccurate assumptions Hudson City might make or by known or unknown risks and uncertainties. Consequently, no forward-looking statement can be guaranteed, Hudson City does not intend to update any of the forward-looking statements after the date of this presentation or to conform these statements to actual events.

Background Market Cap over $7 billion Ranked in the top twenty-five U.S. financial institutions by asset size Largest thrift institution 131 branch offices in the New York, New Jersey & Connecticut financial strength O U R Y E A R T O S H I N E

Simple, Consistent Operating Model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated and purchased Outstanding credit quality Multiple mortgage loan distribution channels Retail (our own agents and extensive branch network) Retail (mortgage brokers and bankers) Wholesale (geographic diversity) Fund lending and investing activities with retail deposits and borrowings Industry-leading operating efficiency ratio Effective customer service and attractive pricing Hudson City O U R Y E A R T O S H I N E

Securities Securities totaled $24.6 billion, approximately 43% of Balance Sheet All securities are issued by one of the following government sponsored enterprises carrying an implied credit guarantee FNMA, FHLMC, GNMA, FHLB Overall unrealized gain in total portfolio of $594 million, including an unrealized gain in Available-for-Sale portfolio of $302 million financial strength O U R Y E A R T O S H I N E as of June 30, 2009

Mortgage Loans Growth in portfolio primarily through originations and purchases of 1-4 family first mortgages Originated $2.97 billion and purchased $1.88 billion during the first six months of 2009 Require a minimum of 20% down payment on all mortgages Average down payment on the portfolio was 40% for 2Q09 financial strength O U R Y E A R T O S H I N E as of June 30, 2009

June 30, 2009 June 30, 2009 June 30, 2009 June 30, 2009 June 30, 2009 Loan Balance Loan Balance # of Accounts # of Accounts % of Total Loans Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: Non-Performing Loans: 1-4 Family First Mortgages 1-4 Family First Mortgages 417,766,039 1,056 1,056 1.36% 1.36% Other Loans Other Loans 13,141,006 32 32 0.04% 0.04% Total Non-Performing Loans Total Non-Performing Loans 430,907,045 1,088 1,088 1.40% 1.40% Total Loans: Total Loans: Total Loans: Total Loans: Total Loans: Total Loans: Total Loans: 1-4 Family First Mortgages 30,377,493,171 30,377,493,171 73,598 73,598 98.83% 98.83% Other Loans 358,998,901 358,998,901 10,884 10,884 1.17% 1.17% Total Loans 30,736,492,072 30,736,492,072 84,482 84,482 100.00% 100.00% financial strength O U R Y E A R T O S H I N E financial strength O U R Y E A R T O S H I N E Home Price Index for Major U.S. Markets 20-City Index -15.4% Phoenix -31.6% Las Vegas -32.4% San Francisco -22.0% Miami -23.4% Los Angeles -17.8% June 2008-2009 Source: Standard & Poor's - S&P/Case-Shiller Home Price Index New York Metro (includes North Jersey) -11.9%

hudsoncitysavingsbank.com F I N A N C I A L S T R E N G T H Deposits Eleven new branches since January 2008 $6.54 billion added since January 2008 Internet deposits of $162 million since December 2008 $164 million average deposits per branch

Growth in Desirable Markets COUNTY HHI Rank Hunterdon, NJ 3 Morris, NJ 7 Somerset, NJ 8 Putnam, NY 10 Rockland, NY 19 Fairfield, CT 28 Suffolk, NY 35 Bergen, NJ 39 Westchester, NY 41 Monmouth, NJ 48 Source: SNL DataSource. financial strength We Have Branches Located in 10 of the Top 50 Counties in the U.S. in Terms of Median Household Income O U R Y E A R T O S H I N E

Efficiency + Conservative Credit Underwriting Competitive Pricing + Profit Winning Formula = financial strength O U R Y E A R T O S H I N E

F I N A N C I A L S T R E N G T H

results

Overview of Second Quarter 2009 Quarterly earnings of $127.9 million or $0.26 diluted earnings per share, beating analyst consensus of $0.25 Asset growth of $3.26 billion Mortgage loan production of $4.58 billion Deposits increased $3.23 billion during declining rate environment Leverage Capital ratio of 7.65% and total risk-based ratio of 21.09% still shows our institution as well-capitalized Consistent Low Efficiency ratio to 20.9% Enhanced liquidity position due to increased prepayment speeds, deposits growth and growth of securities portfolio results O U R Y E A R T O S H I N E

Allowance and Provision Process Have followed a systematic disciplined methodology in determining the Allowance for Loan Losses Perform re-appraisals on loans once they are deemed non-performing, charging-off loans when required Consider the housing market and economic factors before making provision determination Peer ratio of non-performing assets to total assets was 1.37% as of 12/31/08 (latest data available), our ratio then was .43%, now is .77% This process led us to a $32.5 million provision and $9.6 million in charge- offs for 2Q09 Currently have 34 properties in foreclosed real estate and our assets total $57.4 billion. In September 1993 we held 32 properties when our assets were just over $4 billion. results O U R Y E A R T O S H I N E

Dividends Dividend increased to $0.15, our 6 consecutive quarterly increase We paid a dividend every quarter since going public (40 quarters), increasing it 31 times and never decreasing the dividend 2-for-1 stock split / dividend paid in 2002 3.2-for-1stock split / dividend paid in 2005 (2nd Step) 186 banks cut their dividend since 2008* 73 of these banks discontinued or omitted their dividend 112 of the 186 banks were TARP recipients * Source: Keefe, Bruyette & Wood Equity Research report dated April 7, 2009; Barrons 4/4/2009 results O U R Y E A R T O S H I N E